UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On July 17, 2020, Potbelly Corporation (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the second amended and restated revolving credit facility agreement with JPMorgan Chase Bank, N.A. (“JP Morgan”) and the other entities party thereto (the “Credit Agreement”) to, among other things: (i) revise its financial covenants; (ii) decrease the aggregate amount of loan commitment available under the Credit Agreement from $40.0 million to $30.0 million after March 31, 2021 and (iii) decrease the interest rate to the Company’s option at either (a) a eurocurrency rate determined by reference to the applicable LIBOR rate with a 1.00% floor plus a margin of 4.75% or (b) a prime rate as announced by JP Morgan plus 2.25%. Per the terms of the Amendment, the Company repaid $14.5 million of its outstanding borrowing at the signing of the Amendment, and may reborrow the entire amount available under the credit facility when its cash balances held by JP Morgan declines below $10.0 million.

The Amendment includes financial covenants that require the Company to (i) maintain periodic minimum liquidity levels through February 28, 2022 ranging from $25.0 million to $30.0 million and (ii) maintain monthly minimum building adjusted EBITDA thresholds through February 28, 2022 ranging from ($18.0) million to $8.3 million.

The foregoing description is only a summary of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2020	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Senior Vice President and Chief Legal Officer